EXHIBIT 10.3

                          FIRST AMENDMENT TO
           PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

     THIS FIRST AMENDMENT TO PURCHASE AGREEMENT AND JOINT ESCROW
INSTRUCTIONS ("AMENDMENT"), is made and entered into as of August 22, 1996, by and between JMB ENCINO PARTNERSHIP, L.P., a California limited partnership (hereinafter called "SELLER"), and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (hereinafter called "BUYER").

                            R E C I T A L S
                            ---------------

     A. Seller and Buyer entered into that certain agreement, captioned "PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS", dated as of August 9, 1996 (the "AGREEMENT"). Unless otherwise defined herein, each capitalized term used herein shall have the meaning ascribed thereto in the Agreement.

     B. Buyer and Seller desire to amend the Agreement, on the terms and subject to the conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

     1. EXTENSION OF CLOSING DATE. The Due Diligence Period is extended to the Extended Due Diligence Period, and the Closing Date is hereby extended to September 5, 1996, subject to all other possible extensions of the foregoing as set forth in the Agreement.

     2. PARAGRAPH 4F. All references in Paragraph 4F of the Agreement to "AUGUST 27, 1996" are hereby amended to refer to "SEPTEMBER 3, 1996", and all references in Paragraph 4F of the Agreement to "AUGUST 28, 1996" are hereby amended to refer to "SEPTEMBER 4, 1996".

     3. OTHER TERMS UNMODIFIED. Except as otherwise expressly set forth herein, all terms and conditions of the Agreement are ratified, and remain unchanged and in effect.

     4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Amendment.



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

     "SELLER"

     JMB ENCINO PARTNERSHIP, L.P.,
     a California limited partnership

     By    JMB FIRST FINANCIAL ASSOCIATES,
           an Illinois general partnership
           General Partner

           By    JMB INCOME PROPERTIES, LTD.-XII,
                 an Illinois limited partnership,
                 General Partner

                 By   JMB REALTY CORPORATION,
                      a Delaware corporation,
                      General Partner

                      By
                            Vice President

                 By   JMB INCOME PROPERTIES, LTD.-XIII,
                      an Illinois limited partnership,
                      General Partner

                      By:
                            Vice President

     "BUYER"

     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

     By:   Cornerstone Real Estate Advisers, Inc., its agent

           By:   JAMES J. GALLAGHER, JR.
                 Vice President



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

     "SELLER"

     JMB ENCINO PARTNERSHIP, L.P.,
     a California limited partnership

     By    JMB FIRST FINANCIAL ASSOCIATIES,
           an Illinois general partnership
           General Partner

           By    JMB INCOME PROPERTIES, LTD.-XII,
                 an Illinois limited partnership,
                 General Partner

                 By   JMB REALTY CORPORATION,
                      a Delaware corporation,
                      General Partner

                      By
                            Vice President

                 By   JMB INCOME PROPERTIES, LTD.-XIII,
                      an Illinois limited partnership,
                      General Partner

                      By
                            Vice President

     "BUYER"

     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

     By:   Cornerstone Real Estate Advisers, Inc., its agent


           By:
                 James J. Gallagher, Jr.
                 Vice President